Exhibit 99.1

Cano Petroleum Howard Weil Conference New Orleans, LA April 3, 2007

Disclosure Statements Safe-Harbor Statement -- Except for the historical information contained herein, the matters set forth in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends that all such statements be subject to the “safe-harbor” provisions of those Acts. Many important risks, factors and conditions may cause the company’s actual results to differ materially from those discussed in any such forward-looking statement. These risks include, but are not limited to, estimates or forecasts of reserves, estimates or forecasts of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, the ability of Cano Petroleum, Inc. to obtain additional capital, and other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. The historical results achieved by the company are not necessarily indicative of its future prospects. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Cautionary Notes to Investors – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Cano uses “non-proved reserves” in this presentation, which the SEC’s guidelines strictly prohibit it from including in filings with the SEC. Investors are urged to also consider closely the disclosures in Cano’s Form 10-KSB for the fiscal year ended June 30, 2006 and Cano’s Form 10-Q for the fiscal quarter ended December 31, 2006, available from Cano by calling 866.314.2266 .  These forms also can be obtained from the SEC at www.sec.gov . PV10 Calculations of Reserve Values are based on the SEC price deck for June 30, 2006 (Cano’s fiscal year end) of $73.94 per bbl and $5.83 per mcf, are calculated “before tax” (BT) and consider the anticipated costs to develop and produce. NAV/share (Net Asset Value/share) calculation is derived from the PV10 of the proved reserves with adjustments for balance sheet items including other assets and liabilities, and accounts for potential dilution from options and warrants currently issued.

Cano Business Model Market World demand strong and growing Supply issues Favorable economics Early Mover Business model established Team and relationships built Asset accumulation Minimal Competition to Date Secondary and Enhanced Oil Recovery Managed Risk No exploration risk No international or offshore risk Limited engineering risk

Listing AMEX: CFW Senior Debt:(~$48 million Borrowing Base) $21.0 million Drawn Preferred Convertible Stock $49.1 million Shares outstanding 32.3 million Market Cap $147 million Pre-Tax PV-10 $570.4 million Proved Reserves 45.4 MMBOE % PUD 79% % Oil 73% Total Acreage 77,388 Areas of Operation TX Panhandle, Central TX, OK and NM Cano Petroleum – Key Statistics (a) Market Cap as of March 27, 2007, based on stock price of $4.54 and 32.3 million shares outstanding. Based on SEC Price Deck for June 30, 2006 of $73.94/Bbl and $5.83/Mcf. (b)

Historical Trends MBOE Reserve Growth *CAGR = 1460% $M PV–10 Growth *CAGR = 1950% Production Growth MBOE *CAGR = 1099% *Compounded Annual Growth Rate 0 10,000 20,000 30,000 40,000 50,000 60,000 2004 2005 2006 $0 $100 $200 $300 $400 $500 $600 2004 2005 2006 0 50 100 150 200 250 300 350 2004 2005 2006

Business Strategy Acquire low-cost assets suitable for Enhanced Oil Recovery (EOR) and with a high ratio of probable/possible to proved reserves Convert PUD to PDP through Secondary Recovery (Waterflood) and convert probables and possibles to PUD (then PDP) by applying Tertiary Recovery EOR technologies

Why Enhanced Oil Recovery Proven, low risk technology Original Oil in Place (OOIP) determined by historical production Focus on mature fields with substantial existing infrastructure Legacy infrastructure and abundant technical information Experienced management and technical team provide Cano with a competitive advantage Large Independents and Majors less focused on mature fields Large-scale projects with substantial reserve potential Primary recovery only represents 10% - 30% of OOIP

15% to 25% Additional Recovery of OOIP (Tertiary Recovery) 10% to 20% Additional Recovery of OOIP (Secondary Recovery) 10% to 30% Recovery of OOIP (Primary Recovery) Secondary Tertiary Primary Residual Oil 25% to 65% Residual Recovery Profile of a Conventional Reservoir

 Production & Reserves Total Acreage: ~77,000 Total Reserves $1,302 MM 140 PUD/Prob/Poss (Unrisked) $570 MM SEC proved (6/30/06)** MMBOE Total Production: ~ 1,675 boepd Nowata Acreage: 2,601 1.3 MMBOE proved; 5 MMBOE probable 200 boepd FT. WORTH RICH VALLEY DAVENPORT PANHANDLE DESDEMONA CORSICANA Davenport Acreage: 2,178 1.6 MMBOE proved; 11 MMBOE probable 70 boepd Rich Valley Acreage: 4,500 .6 MMBOE proved; .1 MMBOE prob/poss 120 boepd NOWATA Corsicana Acreage: 341 .8 MMBOE proved; 1.0 MMBOE Mboe probable 10 boepd Desdemona Acreage: 11,068 Duke Waterflood:.6 MMBOE proved; 25 MMBOE prob/poss 30 boepd Barnett Shale: 13 MMBOE prob/poss 175 boepd Panhandle Acreage: 27,000 33.4 MMBOE proved; 47 MMBOE prob/poss 650 boepd Pantwist Acreage: 9,700 7.1 MMBOE proved; 3 MMBOE prob/poss 350 boepd PANTWIST Cato Field, Chavez Co NM Acreage: ~20,000 75 boepd *12 MMBOE proved; *23 MMBOE prob/poss Cato Field *Internal Estimates **Exclusive of Cato PV10 45

Proved Reserves and PV-10 Proved Reserves by Project (a) PV-10 by Project (b) 16% 2% 3% 3% 2% 1% 74% Panhandle Pantwist Corsicana Desdemona Nowata Davenport Rich Valley 15% 4% 3% 3% 3% 1% 72% Project Proved Reserves (MMBOE) Panhandle 33.4 Pantwist 7.1 Corsicana 0.6 Desdemona 1.3 Nowata 1.6 Davenport 0.8 Rich Valley 0.6 Cano Total 45.4 Project PV-10 ($MM) Panhandle $ 410.8 Pantwist 83.2 Corsicana 23.7 Desdemona 6.2 Nowata 17.1 Davenport 22.6 Rich Valley 6.8 Cano Total $ 570.4 (a) (b) (a) Proved Reserves as of June 30, 2006, (b) PV-10 based on SEC Price Deck for June 30, 2006 of $73.94/Bbl and $5.83/Mcf.

EOR Capture by Asset OOIP (MMBOE) Primary Secondary Tertiary Total Corsicana-ASP Percentage of OOIP 7 2 1 1 4 29% 14% 14% 57% Cato-Waterflood+CO-2 Percentage of OOIP 98 15 25 10 50 15% 26% 10% 51% Davenport-ASP Percentage of OOIP 68 12 10 11 33 21% 17% 19% 57% Desdemona Barnett Shale 13 13 Desdemona Waterflood+ASP Percentage of OOIP 92 24 6 19 49 26% 7% 21% 53% Nowata-ASP Percentage of OOIP 58 18 15 5 38 30% 26% 9% 65% Panhandle -Waterflood+CO-2 Percentage of OOIP 382 90 51 24 165 24% 13% 6% 43% Pantwist-Waterflood Percentage of OOIP 161 22 10 32 14% 6% 20% PDP/PDNP 10 10 Total Protfolio 869 196 118 70 394 22% 14% 8% 45% Cano Capture Percentage of OOIP MMBOE 23 92 70 185 3% 11% 8% 21% Memo: 06/30/2006 Proved Reserves 10 34 1 45

Typical EOR Project Timeline Phases Duration Lab Research or Simulation Well Re-Drills, Facilities in Place Water Injection – Initial Response Production Reaches Peak Peak Production Plateau Production Decline 3 – 6 Months 6 – 12 Months 6 – 9 Months 3 Years 4 Years 10 – 30 Years

FY 2007 Capital Total: $40.9M * * Exclusive of Cato Acquisition Capital by Field 48% 5% 10% 24% 4% 9% 0% Panhandle ($19.4M) Corsicana ($2.1M) Desdemona ($4.1M) Desdemona Marble Falls / Barnett Development ($9.6M) Davenport ($1.8M) Nowata ($3.7M) Rich Valley ($0.2M) Capital Detail 53% 24% 15% 8% New Well Drills ($21.7M) Facilities ($9.9M) Workers / Conversions ($6.1M) Other / Contingency ($3.2M)

Desdemona Field Barnett Shale Desdemona Field Ft. Worth Basin Established Barnett Shale Production Cano’s Desdemona Field Barnett Shale Production lies ~40 miles outside the existing Ft. Worth Basin fairway Significant Infrastructure In-Place: -Over 11,000 Unitized contiguous acres -Three existing gas sales pipelines with over 50 MMCFPD takeaway -Salt water disposal via Duke waterflood

Desdemona Field Barnett Shale Desdemona Field Barnett Shale Play Vertical Delineation Wells Drilled 15 Vertical Wells Selling Gas 10 Vertical Wells Waiting on Pipeline/Compression 5 Average Vertical Well Cost ($M): $ 523 Well Daily Gross Production 1,300 MCFPD Gross Acreage Proved-Up with Vertical Wells 11,068 Acreage Horizontal Wells Drilled 2 Horizontal Wells Waiting on Pipeline/Compression 2 Horizontal Wells Currently Drilling 1 Average Well Cost ($M): $ 838 Well Expected IP Range - MMCFPD 0.65 1.20 Expected EUR Range - BCFE 0.80 1.15 Total Horizontal Locations (120 Acre Spacing) 80

Desdemona Field Barnett Shale Desdemona Field Barnett Shale Play Total Horizontal Locations (120 Acre Spacing) 80 Net Potential Unbooked Proved Reserves - BCFE * P-90 P-50 63 92 Net Potential Unbooked Proved Reserves - MMBOE * 11 15 Economics (ROI%): At $5/MCF 15% 34% At $7/MCF 41% 79% At $9/MCF 72% 130% * Internal Estimates

Cato Field Acquisition New Mexico Cato Unit 15,300 acres 220 wells acquired San Andres Dolomite: Porosity: 5-7% Permeability: 20 md Depth: 3,200’ 47 wells currently producing 75 boepd 175 additional wells to re-activate and add pay $2.7MM RTP investment can add +100 BOEPD within 6 months Three pilot waterfloods in field Drilled on 40 acres spacing. 20 acre infill potential Cato Tomahawk TomTom Levelland Trend Cato San Andres Unit TomTom / Tomahawk 5,000 acres 83 Wells Re-activation program: 6 wells re-completed, swabbing, connecting powerline

Cato Field Secondary and Tertiary Recovery Cato Field Secondary and Tertiary Recovery Profile Reserve Category Incr. Net MBOE % OOIP CUM OOIP% Gross CAPX $M $/BOE PDP * 305 0.3% 14.6% PDNP * 705 0.8% 15.4% $ 2,646 $ 3.75 PUD-WF * 10,633 11.49% 26.9% $ 48,662 $ 4.58 PROB-WF * 12,299 12.81% 39.7% $ 50,000 $ 4.07 POSS-WF * 2,388 2.60% 42.3% POSS-CO2 * 8,288 9.04% 51.3% $ 63,000 $ 7.60 Total 34,617 37.0% $ 164,308 $ 4.75 * Internal Estimates

Future Anticipated Capital Budget 3,000 4,000 - - 500 Davenport $62,500 $67,200 $80,700 $83,850 $68,350 TOTALS 4,000 4,200 4,200 4,200 3,900 Nowata - 3,500 - - - Corsicana 12,000 - 12,000 - 12,000 21,000 12,000 21,000 5,200 21,000 Desdemona WF Barnett Shale 20,000 20,000 20,000 23,150 11,750 Cato $23,500 $23,500 $23,500 $23,500 $26,000 Panhandle FY 2012 FY 2011 FY 2010 FY 2009 FY 2008 ($M) ($M) Total 2008-2012 Development Cost: $363MM or less than $4/BOE for 100 MMBOE $68,350 $83,850 $80,700 $67,200 $62,500 $- $20,000 $40,000 $60,000 $80,000 $100,000 2008 2009 2010 2011 2012

Production Profile Probable reserves risked at 50% of recovery volumes Possible reserves risked at 75% of recovery volumes ** Compounded Annual Growth Rate (CAGR) +50% CAGR** Risked Production Forecast 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 2007 2008 2009 2010 2011 2012 2013 Calendar Year BOEPD Barnett Shale Cato Field Pantwist Panhandle+WF Nowata ASP Desdemona+WF Davenport Corsicana WF+ASP

Income Model At $60.00/Bbl and $7.00/MCF Cano Operating Profit Model $- $10 $20 $30 $40 $50 $60 2006 2007 2008 2009 2010 2011 2012 Years $/BOE Operating Margin/$BOE Prod Taxes DD&A LOE G&A

Corporate Strategy FY2007-2010 Execution, Execution, Execution Increase production/cash flow Develop Panhandle Waterflood PUD’s TRRC Permits approved, Water Rights Purchase Option Phase I Re-drills and workovers complete Injection facilities construction started Water Injection to commence May-June, 2007 Initial production response by November-December, 2007 Convert Probable Reserves to Proved Implement waterflood at Desdemona (July-2007) Continue Barnett Shale/Marble Falls Program (Ongoing) Launch of Nowata SP project (July-2007) Launch Cato Field waterflood (Aug-2008) Apply SP at Davenport and Desdemona (2008-2009)

Portfolio Management High-Grading Portfolio Assets Monetize Non-core assets (Sale of Rich Valley) Redeploy capital to higher return projects Cash Flow Driven Capital Budget Use Borrowing Base to Fund 2007 Capital Use production lift to fund future development Acquisition of additional properties that fit our business model

Current stock price $4.54/share Shares outstanding 32.3 million Preferred Convertible Stock $49.1 million Market capitalization $147 million Proved reserves (boe) 45.4 million PV10* SEC Proved reserves (less Debt+ Pref) $500 million NAV/share of Proved (Excluding Cato Acq.) $15.47/share Proved and risked Probable reserves **(boe) 100 million PV10* SEC Proved + risked Probable reserves** $1,105 million NAV/share of Proved + risked Probable reserves** $34.21/share *As of 6/30/2006 at $73.945/Bbl and $5.838/MCF (Excluding Cato Acquisition) **Probable reserves risked at 50% of recovery volumes Including Cato Acquisition Net Asset Valuation

© Cano Petroleum Inc, 2007